Exhibit 10.2

OMB Approval 2700-0042

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ▶	RATING: N/A	PAGE 1	OF PAGES 58
2. CONTRACT (Proc. Inst. Ident.) NO.: HHSN272201300017C	3. EFFECTIVE DATE: 09/16/2013	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 313360, 3133364 & 3133371	

5. ISSUED BY CODE

National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
6700-B Rockledge Drive, Room 3156, MSC 7612
Bethesda, Maryland 20892-7612

6. ADMINISTERED BY (If other than Item 5) CODE N/A

MID RCB-A

BAA-NIAID-DMID-NIHAI2012149

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)

BioCryst Pharmaceuticals, Inc.
4505 Emperor Blvd., Suite 200
Durham, NC 27703

CODE | FACILITY CODE

8. DELIVERY

☐ FOB ORIGIN ☒ OTHER (See below)
FOB Destination

9. DISCOUNT FOR PROMPT PAYMENT

N/A

10. SUBMIT INVOICES ADDRESS SHOWN IN: ITEM Art. G.3

11. SHIP TO/MARK FOR CODE N/A

Article F.2

12. PAYMENT WILL BE MADE BY CODE N/A

See Article G.3

13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:

☐ 10 U.S.C. 2304(c)( ) ☒ 41 U.S.C. 253(c)(1)

14. ACCOUNTING AND APPROPRIATION DATA:

VIN:1231665 SOCC 25.55
CAN: 13-8470038 Obligation Amount: $ 4,996,104

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Title: Development of Therapeutic Medical Countermeasures for Biodefense and Emerging Infectious Diseases Period: September 16, 2013 through September 15, 2017 Contract Type: Cost Reimbursement CPFF- Completion	Base Year Option 1 Option 2			$ *** $ *** $ ***

15G. TOTAL AMOUNT OF CONTRACT ▶ $ 4,996,104

16. TABLE OF CONTENTS

(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	48
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	10	☒	J	LIST OF ATTACHMENTS	56
☒	D	PACKAGING AND MARKING	17			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
☒	E	INSPECTION AND ACCEPTANCE	17	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	58
☒	F	DELIVERIES OR PERFORMANCE	18				
☒	G	CONTRACT ADMINISTRATION DATA	24	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
☒	H	SPECIAL CONTRACT REQUIREMENTS	28	☐	M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return _2_ copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. ☐ AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number __________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER *(Type or print)*

Jon P. Stonehouse CEO

20A. NAME OF CONTRACTING OFFICER

Charles H. Jackson, Jr., Contracting Officer, MID RCB-A,OA,DEA,NIAID

19B. NAME OF CONTRACTOR

(Signature of person authorized to sign)

19C. DATE SIGNED 9-12-13

20B. UNITED STATES OF AMERICA

BY (Signature of Contracting Officer)

20C. DATE SIGNED 9/12/13

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107
Computer Generated

STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

CONTRACT TABLE OF CONTENTS

PART I - THE SCHEDULE	4

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4

ARTICLE B.2. ESTIMATED COST - OPTION	4

ARTICLE B.3. ADVANCE UNDERSTANDINGS	5

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS	8

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	10

ARTICLE C.1. DESCRIPTION-STATEMENT OF WORK	10

ARTICLE C.2. REPORTING REQUIREMENTS	10

SECTION D - PACKAGING, MARKING AND SHIPPING	17

SECTION E - INSPECTION AND ACCEPTANCE	17

SECTION F - DELIVERIES OR PERFORMANCE	18

ARTICLE F.1. PERIOD OF PERFORMANCE	18

ARTICLE F.2. DELIVERIES	18

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	23

SECTION G - CONTRACT ADMINISTRATION DATA	24

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)	24

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)	24

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	24

ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS	26

ARTICLE G.5. INDIRECT COST RATES	27

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	27

SECTION H - SPECIAL CONTRACT REQUIREMENTS	28

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (January 2006)	28

ARTICLE H.2. HUMAN SUBJECTS	28

ARTICLE H.3. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-6 (January 2006)	28

ARTICLE H.4. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS	29

ARTICLE H.5. DATA AND SAFETY MONITORING IN CLINICAL TRIALS	29

ARTICLE H.6. REGISTRATION AND RESULTS REPORTING FOR APPLICABLE CLINICAL TRIALS IN CLINICALTRIALS.GOV	30

ARTICLE H.7. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	30

ARTICLE H.8. NEEDLE DISTRIBUTION	30

ARTICLE H.9. ACKNOWLEDGEMENT OF FEDERAL FUNDING	30

ARTICLE H.10. RESTRICTION ON ABORTIONS	30

ARTICLE H.11. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	30

ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION	31

ARTICLE H.13. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (October 2009)	31

ARTICLE H.14. ANIMAL WELFARE	31

ARTICLE H.15. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES	32

ARTICLE H.16. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS	32

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.17. OMB CLEARANCE	32

ARTICLE H.18. OPTION PROVISION	32

ARTICLE H.19. INFORMATION AND PHYSICAL ACCESS SECURITY	32

ARTICLE H.20. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)	41

ARTICLE H.21. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST	41

ARTICLE H.22. PUBLICATION AND PUBLICITY	43

ARTICLE H.23. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	44

ARTICLE H.24. YEAR 2000 COMPLIANCE	44

ARTICLE H.25. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES	44

ARTICLE H.26. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	45

ARTICLE H.27. HIGHLY PATHOGENIC AGENTS	45

ARTICLE H.28. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)	46

ARTICLE H.29. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	46

ARTICLE H.30. USE OF FUNDS FOR CONFERENCES, MEETINGS AND FOOD	46

ARTICLE H.31. REGISTRATION FEES FOR CONFERENCES, WORKSHOPS AND MEETINGS	46

PART II - CONTRACT CLAUSES	48

SECTION I - CONTRACT CLAUSES	48

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	56

SECTION J - LIST OF ATTACHMENTS	56

1. Statement of Work	56

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4	56

3. Inclusion Enrollment Report	56

4. Inclusion Table	56

5. Safety and Health	56

6. Research Patient Care Costs	56

7. Disclosure of Lobbying Activities, SF-LLL	56

8. Commitment To Protect Non-Public Information	56

9. Roster of Employees Requiring Suitability Investigations	56

10. Employee Separation Checklist	56

11. Conference Expense Offset Worksheets	57

PART IV - REPRESENTATIONS AND INSTRUCTIONS	58

SECTION K - REPRESENTATIONS AND CERTIFICATIONS	58

1. Annual Representations and Certifications	58

2. Annual Representations and Certifications, FAR Clause 52.204-8	58

3. Human Subjects Assurance Identification Number	58

4. Animal Welfare Assurance Number	58

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The focus of this project is to file an IND application for BCX4430 for the treatment of MARV disease delivered IV, IM and to conduct an initial phase 1 human clinical study. BCX4430 shall be developed through the appropriate IND-enabling studies to assess genetic toxicity, drug disposition, toxicology, and safety pharmacology. These studies shall be conducted under GLP conditions, consistent with FDA guidance.

ARTICLE B.2. ESTIMATED COST - OPTION

a.	The estimated cost of the Base Period of this contract is $***.

b.	The fixed fee for the Base Period of this contract is $***. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period is $***.

d.	If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

Base and Options

	Estimated Cost ($)	Fixed Fee ($)	Estimated Cost Plus Fixed Fee ($)
Base	***	***	***
Option 1:	***	***	***
Option 2:	***	***	***
Option 3:	***	***	***
Option 4:	***	***	***
Option 5:	***	***	***
Option 6:	***	***	***
Option 7:	***	***	***
Option 8:	***	***	***
Option 9:	***	***	***
Option 10:	***	***	***
Total Base and all Options	***	***	21,956,107

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE B.3. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Establishment of Indirect Cost Rate

Indirect costs are funded at a rate of ***% of Direct Labor costs; however, the Contractor shall not bill or be reimbursed for indirect costs until such time as an indirect cost proposal has been submitted to the cognizant office responsible for negotiating the indirect cost rates, unless a temporary billing rates has been included herein. Unless otherwise specified below, the indirect cost rate proposal shall be submitted no later than three (3) months after the date of contract award.

The Contractor may bill indirect costs at a temporary billing rate of ***% of Direct Labor costs; until such time as indirect costs have been established, provided, that the Contractor’s indirect cost proposal is submitted to the cognizant office responsible for negotiating indirect costs no later than 24 month. If, the indirect cost proposal is not submitted in a timely manner, any temporary indirect costs billed after this due date will be suspended until such time as the indirect cost proposal is submitted.

b.	***

To negotiate a Fixed Price type subcontract with*** for GLP in vitro genetic toxicity and reports for an amount not to exceed $*** for the period of ***. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

c.	***

To negotiate a cost reimbursement type subcontract with *** for IND Manufacture of GMP drug substance and reports for an amount not to exceed $*** for the funded Option 1 of ***. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

d.	***

To negotiate a cost reimbursement type subcontract with *** for Drug substance and Drug Product stability and reports for an amount not to exceed $*** for the funded Base Period and Option 2 of ***. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

e.	***

To negotiate a Fixed Price type subcontract with *** for GLP in vitro and in vivo drug disposition/ADME studies and reports for an amount not to exceed $*** for the Base Period of ***. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

f.	***

To negotiate a Fixed Price type subcontract with *** for dose solutions and reports for an amount not to exceed $*** for the Base Period of ***. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

g.	Consultants Consultant fees to be paid to the following individuals:

Base Period

Name	Rate Per Hour	Number of Hours	Travel (Requires CO approval)	Total Cost Including Travel Not to Exceed
***	$***	***	$***	$***
***	$***	***	$***	$***
***	$***	***	$***	$***
***	$***	***	$***	$***
***	$***	***	$***	$***
Total				$***
Option 1
Name	Rate Per Hour	Number of Hours	Travel (Requires CO approval)	Total Cost Including Travel Not to Exceed
***	$***	***	$***	$***
***	$***	***		$***
***	$***	***		$***
***	$***	***		$***
$***

            Option 2

Name	Rate Per Hour	Number of Hours	Total Cost Including Travel Not to Exceed
***	$***	***	$***
***	$***	***	$***
***	$***	***	$***
$***

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

h.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

i.	Special Copyright Provisions

1.	In accordance with FAR Clause 52.227-14, Rights in Data General, the Contractor shall seek written permission from the Contracting Officer before establishing a copyright for any software and associated data generated under this contract. Additionally, the Government shall be provided a paid-up, world-wide, irrevocable, nonexclusive license to all rights under any copyright obtained.

j.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN272201300017C.

NIAID Control No. N01-AI-2013-00017.

k.	Advance Copies of Press Releases

The contractor agrees to accurately and factually represent the work conducted under this contract in all press releases. In accordance with NIH Manual Chapter 1754, misrepresenting contract results or releasing information that is injurious to the integrity of NIH may be construed as improper conduct. The complete text of NIH Manual Chapter 1754 can be found at: http://www1.od.nih.gov/oma/manualchapters/management/1754/

Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the Contracting Officer’s Representative (COR) has received an advance copy of any press release related to this contract not less than four (4) working days prior to the issuance of the press release.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.	Conferences and Meetings

2.	Food for Meals, Light Refreshments, and Beverages

3.	Promotional Items includes, but is not limited to: clothing and commemorative items such as pens, mugs/cups, folders/folios, lanyards, and conference bags that are sometimes provided to visitors, employees, grantees, or conference attendees.

4.	Acquisition, by purchase or lease, of any interest in real property;

5.	Special rearrangement or alteration of facilities;

6.	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

7.	Travel to attend general scientific meetings;

8.	Foreign travel;

9.	Consultant costs;

10.	Subcontracts;

11.	Patient care costs;

12.	Accountable Government Property (defined as non-expendable personal property with an acquisition cost of $1,000 or more and “sensitive items” (defined as items of personal property (supplies and equipment that are highly desirable and easily converted to person use), regardless of acquisition value.

13.	Printing Costs (as defined in the Government Printing and Binding Regulations).

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

b.	Travel Costs

1.	Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $0 without the prior written approval of the Contracting Officer.

2.	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 S- Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. DESCRIPTION-STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 10, 2013, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format via the NIAID electronic Report Deliverable System, available at https://erds.niaid.nih.gov/.

All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Making Files Accessible.”

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

1.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The first report shall be due November 14, 2013. Thereafter, reports shall be due on or before the 14th Calendar day following each reporting period.

2.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An annual report will not be required for the period when the Final Report is due. A Monthly Report shall not be submitted when an Annual Report is due.

The first report shall cover the period September 16, 2013 through September 30, 2014 of this contract and shall be due October 30, 2014within 30 days after the Anniversary Date of the Contract. Thereafter, reports shall be due on or before the 30th Calendar day following the reporting period.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

3.	Annual Technical Progress Report for Clinical Research Study Populations

The Contractor shall submit information about the inclusion of women and members of minority groups and their subpopulations for each study being performed under this contract. The Contractor shall submit this information in the format indicated in the attachment entitled, “Inclusion Enrollment Report,” which is set forth in SECTION J of this contract. The Contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report.

The Contractor shall submit the report in accordance with the DELIVERIES Article in SECTION F of this contract. In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies. If this contract is for Phase III clinical trials, see II.B of these guidelines. The Guidelines may be found at the following website:

http://grants.nih.gov/grants/funding/women_min/guidelines_amended_10_2001.htm

Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report. If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice. The Government strongly encourages inclusion of the results of subset analysis in all publication submissions. In the final report, the Contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

4.	Final Report

This report is to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. An Annual report will not be required for the period when the Final Report is due.

5.	Product Development Plan and Work Plan

The Contractor shall update the Product Development Plan and the Work Plan to incorporate the progress from the effective date of the contract. The Contractor shall submit an updated Product Development Plan and Work Plan for review in accordance with Article F.2. Deliveries, unless otherwise negotiated with the COR and the Contracting Officer. This updated Product Development Plan shall include:

 i. Clearly defined goals, product development stages and product development activities.

ii. Go/No Go decision gates.

iii. Quantitative and qualitative criteria and associated data elements for assessing the scientific merit and feasibility of moving to the next stage of product development.

iv. A detailed timeline for each stage covering the initiation, conduct and completion of product development activities and a budget linked to each stage. The Work Plan shall include a description of the studies to be performed within each stage of the project. The Contractor shall also be required to submit a revised Product Development Plan and associated Work Plan when a change to the approved plans is requested.

NOTE: for purposes of this BAA:

—	The Product Development Plan describes the critical path and for the proposed candidate/ product toward eventual licensure and identifies the decision points/gates for progress of the candidate/product.

—	The Work Plan describes the studies to be performed at each stage of the project within the 5 year term of award in order to implement the Product Development Plan and advance the product through phase I testing.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

v. Milestone Completion/Decision Gate Report

A Decision Gate Report shall be submitted when the Contractor has completed a stage of product development and has reached a Go/No Go decision point, as defined in the Work Plan for the Implementation of the Staged Product Development Plan. These reports shall be in sufficient detail to explain comprehensively the results achieved. The description shall also include pertinent data and/ or conclusions resulting from the analysis and scientific evaluation of data accumulated to date under the project. Offerors should propose the timing of these reports to coincide with the decision points specified in their SOW and workplan.

Note: Contract activities will be divided into manageable time frames with initial funding of only a Base Period. Funding of subsequent timeframes will be funded by Options. Each Option will be fully funded when exercised and will be dependent on successful completion of critical Milestones, including USG acceptance of associated deliverables when applicable. The critical predecessor activities should constitute Go/No Go criteria for successor activities. The contract budget will be aligned with the Base Period, Options and associated tasks identified in the Product Development Plan and associated Gantt Chart.

vi. Audit Reports

The Contractor shall provide copies of the audit report and a plan in accordance with Article F.2. Deliveries for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

vii. Draft and Final Clinical Trial Protocols

The NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in the NIAID-funded clinical trials. Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit draft protocols for review and all final protocols and protocol amendments for approval by the COR. The consultative review period for submission of draft protocols will be negotiated with the COR. The review period of final protocols will be negotiated with the COR and must occur prior to FDA submission and enrollment. An additional review and approval period may be required for changes in the final protocol. Three (3) weeks should be planned for each review period. It is recommended that protocols be submitted using the approved DMID template and include a sample Informed Consent and Clinical Trials Monitoring Plan. The DMID templates and other important information regarding performing human subject research are available at http:// www3.niaid.nih.gov/research/resources/DMIDClinRsrch/.

viii. Clinical Study Report

For each clinical study performed with contract support, The contractor shall provide a Draft Clinical Study Report in accordance with Article F.2. Deliveries which includes an analysis of all data generated in the clinical trial. Final Clinical Study Reports shall follow the ICH guidelines on Structure and Content of Clinical Study Reports E3 (http://www.fda.gov/ScienceResearch/SpecialTopics/ RunningClinicalTrials/GuidancesInformationsheetsandNotices/default.htm#ich).

ix. Animal Study Protocols

The contractor shall provide electronic copies of protocols for all animal studies for review and approval to the COR, in accordance with Article F.2. Deliveries, before review and finalization of the protocol unless otherwise agreed upon by the COR. The animal study protocols are expected to undergo at least one round of revision and resubmission for final approval.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

x. Animal Efficacy Reports

For each animal efficacy study performed with contract support, the contractor shall provide a Draft Animal Efficacy Study Report in accordance with Article F.2. Deliveries, unless otherwise approved by the COR, of the completion of the analysis of all data and submitted to COR for review. A Final Animal Efficacy Study Report shall be submitted in accordance with Article F.2. Deliveries after the draft reports have been reviewed. At least one round of revision and resubmission for final approval is to be expected. The Animal Efficacy Study Reports shall include a complete description of the experimental design, protocol, methods, reagents, data analysis, and conclusions of studies performed to demonstrate efficacy of therapeutic product for the indication (i.e., post-exposure prophylaxis or treatment) being sought. For GLP studies the Draft and Final Animal Efficacy Study Report shall have been audited for quality assurance by the Contractor or subcontractor.

xi. FDA Correspondence and Review Summaries

The contractor shall submit electronic copies of the correspondence for review, in accordance with Article F.2. Deliveries, after receiving correspondence from or holding a meeting with the FDA.

xii. Human Subject IRB Annual Report (Form OMB No. 0990-0263)

The contractor shall submit Human Subject Annual Report in accordance with Article F.2. Deliveries.

xiii. Samples of Products

The Contractor shall submit samples of non-GMP candidate therapeutics and GMP material manufactured with contract funding. At the time of manufacturing, the contractor shall advise the Contracting Officer Representative concerning the type of material. One hundred therapeutic regimens will be supplied under this contract.

xiv. Technology Transfer

In accordance with Article F.2. Deliveries, the contractor shall submit Technology Transfer packages that include complete protocols, critical reagents for animal models developed and critical, assays or procedures developed and/or improved with contract funding.

xv. Institutional Biosafety Approval

The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments in accordance with Article F.2. Deliveries.

6.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

7.	Reporting on Select Agents or Toxins and/or Highly Pathogenic Agents

For work involving the possession, use, or transfer of a Select Agent or Toxin and/or a Highly Pathogenic Agent, the following information shall also be included in each Annual Progress Report:

i.	Any changes in the use of the Select Agent or Toxin including initiation of “restricted experiments,” and/or a Highly Pathogenic Agent, that have resulted in a change in the required biocontainment level, and any resultant change in location, if applicable, as determined by the IBC or equivalent body or institutional biosafety official.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ii.	If work with a new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent will be conducted in the upcoming reporting period, provide:

a.	A list of each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent that will be studied;

b.	A brief description of the work that will be done with each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent and whether or not the work is a Select Agent or Toxin restricted experiment as defined in the Select Agents Regulation 42 CFR Part 73, Section 13.b (http://www.selectagents.gov/Regulations.html) or listed on the U.S. National Select Agents Registry restricted experiments website (http://www.selectagents.gov/ Select%20Agents%20and%20Toxins%20Restricted%20Experiments.html);

c.	The name and location for each biocontainment resource/facility, including the name of the organization that operates the facility, and the biocontainment level at which the work will be conducted, with documentation of approval by your IBC or equivalent body or institutional biosafety official. It must be noted if the work is being done in a new location or different location.

d.	For work with Select Agents performed in the U.S. provide documentation of registration status of all domestic organizations where Select Agent(s) will be used. For work with Select Agents performed in a non-U.S. country prior NIAID approval is required.

If the IBC or equivalent body or institutional biosafety official has determined, for example, by conducting a risk assessment, that the work that has been performed or is planned to be performed under this contract may be conducted at a biocontainment safety level that is lower than BSL3, a statement to that affect shall be included in each Annual Progress Report.

If no work involving a Select Agent or Toxin and/or a Highly Pathogenic Agent has been performed or is planned to be performed under this contract, a statement to that affect shall be included in each Annual Progress Report.

b.	Other Reports/Deliverables

1.	Reporting of Financial Conflict of Interest (FCOI)

All reports and documentation required by 45 CFR Part 94, Responsible Prospective Contractors including, but not limited to, the New FCOI Report, Annual FCOI Report, Revised FCOI Report, and the Mitigation Report, shall be submitted to the Contracting Officer via the NIAID electronic Report Deliverable System, available at https://erds.niaid.nih.gov/. Thereafter, reports shall be due in accordance with the regulatory compliance requirements in 45 CFR Part 94.

45 CFR Part 94 is available at: http://ecfr.gpoaccess.gov/cgi/t/text/text-idx? c=ecfr&rgn=div5&view=text&node=45:1.0.1.1.52&idno=45 . See Part 94.5, Management and reporting of financial conflicts of interest for complete information on reporting requirements.

(Reference subparagraph g. of the INSTITUTIONAL RESPONSIBILITY REGARDING

INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST Article in SECTION H of this contract.)

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

2.	Information Security and Physical Access Reporting Requirements

The Contractor shall submit the following reports as required by the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract. Note: Each report listed below includes a reference to the appropriate subparagraph of this article.

a.	Roster of Employees Requiring Suitability Investigations

The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s). The roster shall be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, within 14 calendar days of the effective date of the contract. (Reference subparagraph A.e. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

b.	IT Security Plan (IT-SP)

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the contractor shall submit the IT-SP within thirty (30) days after contract award. The IT-SP shall be consistent with, and further detail the approach to, IT security contained in the Contractor’s bid or proposal that resulted in the award of this contract. The IT-SP shall describe the processes and procedures that the Contractor will follow to ensure appropriate security of IT resources that are developed, processed, or used under this contract. If the IT-SP only applies to a portion of the contract, the Contractor shall specify those parts of the contract to which the IT-SP applies.

The Contractor shall review and update the IT-SP in accordance with NIST SP

800-53A, Guide for Assessing the Security Controls in Federal Information Systems and Organizations, on an annual basis.

(Reference subparagraph D.c.1. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

c.	IT Risk Assessment (IT-RA)

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the contractor shall submit the IT-RA within thirty (30) days after contract award. The IT-RA shall be consistent, in form and content, with NIST SP 800-30, Risk Management Guide for Information Technology Systems, and any additions or augmentations described in the HHS-OCIO Information Systems Security and Privacy Policy.

The Contractor shall update the IT-RA on an annual basis.

(Reference subparagraph D.c.2. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

d.	FIPS 199 Assessment

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the Contractor shall submit a FIPS 199 Assessment within thirty (30) days after contract award. The FIPS 199 Assessment shall be consistent with the cited NIST standard.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

(Reference subparagraph D.c.3. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.

e.	IT Security Certification and Accreditation (IT-SC&A)

In accordance with HHSAR Clause 352.239-72, Security Requirements For Federal Information Technology Resources, the Contractor shall submit written proof to the Contracting Officer that an IT-SC&A was performed within three (3) months after contract award.

The Contractor shall perform an annual security control assessment and provide to the Contracting Officer verification that the IT-SC&A remains valid.

(Reference subparagraph D.c.4. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

f.	Reporting of New and Departing Employees

The Contractor shall notify the Contracting Officer’s Representative (COR) and Contracting Officer within five working days of staffing changes for positions that require suitability determinations as follows:

a.	New Employees who have or will have access to HHS Information systems or data: Provide the name, position title, e-mail address, and phone number of the new employee. Provide the name, position title and suitability level held by the former incumbent. If the employee is filling a new position, provide a description of the position and the Government will determine the appropriate security level.

b.	Departing Employees: 1) Provide the name, position title, and security clearance level held by or pending for the individual; and 2) Perform and document the actions identified in the “Employee Separation Checklist”, attached in Section J, ATTACHMENTS of this contract, when a Contractor/Subcontractor employee terminates work under this contract. All documentation shall be made available to the COR and/or Contracting Officer upon request.

(Reference subparagraph E.2.a-c. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

g.	Contractor - Employee Non-Disclosure Agreement(s) The contractor shall complete and submit a signed and witnessed “Commitment to Protect Non-Public Information - Contractor Agreement” form for each contractor and subcontractor employee who may have access to non-public Department information under this contract. This form is located at: https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/ Nondisclosure.pdf.

(Reference subparagraph E.3.d. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

h.	Vulnerability Scanning Reports

The Contractor shall report the results of the required monthly special vulnerability scans no later than 10 days following the end of each reporting period. If required monthly, this report may be included as part of the Technical Progress Report. Otherwise, this report shall be submitted under separate cover on a monthly basis.

(Reference subparagraph E.5. of the INFORMATION AND PHYSICAL ACCESS SECURITY Article in SECTION H of this contract.)

3.	Section 508 Annual Report

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/web/508/contracting/technology/vendors.html under “Vendor Information and Documents.”

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, Contracting Officer Representative is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

National Institutes of Health

National Institute of Allergy and Infectious Diseases

Division of Microbiology and Infectious Diseases

Office of Biodefense Research Affairs

Drug Development Section

6610 Rockledge Drive, Room 3610

Bethesda, Maryland 20892

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a.	The period of performance of this contract shall be from September 16, 2013 through September 14, 2017.

b.	If the Government exercises its option(s) pursuant to the OPTION PROVISION Article in Section H of this contract, the period of performance will be increased from the initiation date by the number of months listed below:

Option	Option Period
Base Period	***

Option 1	***
Option 2	***
Option 3	***
Option 4	***
Option 5	***
Option 6	***
Option 7	***
Option 8	***
Option 9	***
Option 10	***

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item	Description	Quantity	Delivery Schedule
(1)	Monthly Progress Report (See Article C.2.a.1)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	First Report is due on or before November 15, 2013. Thereafter this report is due on or before the 15th of each month following each reporting period.
(2)	Annual Progress Report (See Article C.2.a.2)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due on or before the 30th of the month following the end of each 12-month period beginning with the base and exercised options.
(3)	Annual Technical Progress Report for Clinical Research Study Populations (See Article C.2.a.3)	One (1) electronic copy to Contracting Officer (CO), Contracting Officer Representative (COR) and to eRDS.	Report is due on or before the completion of each study.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Item	Description	Quantity	Delivery Schedule
(4)	Draft and Final Report (See Article C.2.a.4)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Draft report is due on or before 30 calendar days prior to the completion of the contract. Final Report is due on or before the completion date of the contract.
(5)	Product Development Plan and Work Plan (See Article C.2.a.5)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Plan are due within 30 calendar day after the effective date of the contract and prior to the initiation of product development activities.
(6)	Milestone Completion/ Decision Gate Report (See Article C.2.a.5.i, ii, iii, iv & v)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due 14 days after reaching Go/No Go decision point.
(7)	Audit Reports (Refer to Article C.2.a.5.vi)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due within 30 calendar days after the completion of the audit.
(8)	Clinical Trials Protocols (Draft and Final) (Refer to Article C.2.a.5.vii)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Draft Protocol are require a 3 week review period for each submission. Final Protocols must be approved before initition of each clinical trial.
(9)	Clinical Study Report (Draft and Final) (Refer to Article C.2.a.5.viii)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due 30 calendar days prior to the completion of the analysis of the data generated in the clinical trial.
(10)	Animal Safety Protocols (Refer to Article C.2.a.5.ix)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Protocol is due on or before 10 calendar days prior to the initiation of each animal study. Final Study reports are due on or before 60 calendar days after the completion of each animal safety study.
(11)	Animal Efficacy and Toxicology Study protocols (Refer to Article C.2.a.5.ix)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.

Protocol is due on or before 10 calendar days prior to the initiation of each animal study.

Final Study reports are due on or before 60 calendar days after the completion of each animal efficacy study.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Item	Description	Quantity	Delivery Schedule
(12)	Roster of External Advisory Group (Refer to SOW Section 6)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Roster is due within 6 months after the effective date of the contract.
(13)	External Advisory Group Report (Refer to SOW Section 6)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due within 21 calendar days after any review with the EAG members.
(14)	Post Award Contract Initiation Review Report (Refer to SOW Section 6)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due within 21 calendar days after any review with the EAG members.
(15)	Annual Review Meeting Report (Refer to SOW Section 6)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Due within 21 calendar days following the date of the Annual Review Meeting.
(16)	FDA Correspondence and Meeting Summaries (Refer to Article C.2.a.5.xi)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Correspondence and summaries are due within 5 calendar days after recieving correspondence or meeting with the FDA.
(17)	Human Subjects IRB Annual (Refer to Article C.2.a.5.xii)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Report is due within 30 calendar days after the each anniversary date of the contract award.
(18)	Samples of Products (Refer to Article C.2.a.5.xiii)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Samples products are due within 1 week after the non-GMP candidate therapeutics and GMP materials are manufactured.
(19)	Tech Transfer Reports (Refer to Article C.2.a.5.xiv)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Reports ares due 1 calendar day after each report becomes available.
(20)	Institutional Biosafety Approval (Refer to Article C.2.a.5.xv)	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Document(s) are due 1 calendar day after approval becomes available.

b.	The items below are deliverables specific to the base award and each option:

Base and Options Deliverables

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Item	Stage	Reporting Deliverables	Quantities	Days
Base Award	Non-GMP manufacture of drug substance, drug disposition, genetic toxicity and in vitro and small animal efficacy studies (Refer to SOW Section 2.1)	Study Reports and Decision Gate Report for exercising options 3 and 5.	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart.
Option 1	Manufacture of drug substance and drug product in compliance with cGMP guidance -GMP DP Development (Refer to SOW Section 2.2)	Development report, GMP product to support Phase 1 studies, and required documentation	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Deliverables cited for this option are due on the final day or before completion of this option.
Option 2	DS and DP Stability testing (Refer to SOW Section 2.3)	Final Stability study reports	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Reports for this option are due on the final day or before the completion of the option.
Option 3	IM IND-Enablement and Submission (Refer to SOW Section 2.4)	Study Reports, IND submission to FDA and Decision Gate Report for exercising option 4	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart.
Option 4	IM Phase 1 Clinical Trials (Refer to SOW Section 2.5)	Clinical trial protocols, study reports and Decision Gate Report for exercising Options 10	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart
Option 5	Characterization of Efficacy in a Therapeutic NHP infection model (Refer to SOW Section 2.6)	Study Protocol, Study Reports, Regulatory correspondence and audit reports	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Deliverables cited for this option are due identified in the previous chart

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Item	Stage	Reporting Deliverables	Quantities	Days
Option 6	IV DP development and Non-GMP DS activities (Refer to SOW Section 2.7)	Development report, stability report, and Decision Gate Report for exercising Options Officer (CO), 7, 8 and 9	One (1) electronic copy each to Contracting option. Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart
Option 7	GMP DS and IV DP Manufacture (Refer to SOW Section 2.8)	Manufactoring summaries, Audit Reports and a Decision Gate Report for exercising Option 10	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart.
Option 8	IV DP Stability (Refer to SOW Section 2.9)	Stability Reports	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Reports for this option are on or before the completion date of this option.
Option 9	IV IND-Enablement and Submission (Refer to SOW Section 2.10)	IND Submission documents, Regulatory correspondence, Audit Reports, and Decision Gate Reports for exercing option 10	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Decision Gate Report is due at the completion of this option. All other deliverables for this option are due identified in the previous chart.
Option 10	Phase 1 IV Clinical Trials (Refer to SOW Section 2.11)	Clincial Trial Protocals and Study Reports	One (1) electronic copy each to Contracting Officer (CO), Contracting Officer Representative (COR) and eRDS.	Deliverables for this option are due identified in the previous chart but no later than the completion date of this option.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

c.

d.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item No	Quantity
Helen F. Schlitz Contracting Officer Representative (COR) e-mail: ***	See above	See above
Charles H. Jackson, Jr. Contracting Officer (CO) e-mail: ***	See above	See above
eRDS (https://erds.niaid.nih.gov/)	All deliverables	N/A

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989)

Alternate I (April 1984) is applicable to this contract.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Helen F. Schiltz, MS, Ph.D

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract; or (6) sign written licensing agreements. Any signed agreement shall be incorporated by reference in Section K of the contract

The Government may unilaterally change its COR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
Ray Taylor	Project Leader
Dr. Y. S. Babu	Principal Investigator and Drug Discovery
Dr. William Sheridan	Medical

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

1.	Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

a.	The original invoice shall be submitted to the following designated billing office:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B-432, MSC 8500

Bethesda, MD 20892-8500

b.	One copy of the invoice shall be submitted to the following approving official:

Charles H. Jackson, Jr.

Contracting Officer

Office of Acquisitions, NIAID, NIH

6700-B Rockledge Drive Room 3212

Bethesda, Maryland 20892-7612 MSC 7612

                                         -

E-Mail:NIAIDOAInvoices@niaid.nih.gov

The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number.

    [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”]

2.	In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is NIAID.

b.	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAID_MIDARCB_Invoices.

c.	Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d.	DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

e.	Invoice Matching Option. This contract requires a two-way match.

f.	Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

g.	The Contract Title is:

Development of Therapeutic Medical Countermeasures for Biodefense and Emerging Infectious Diseases

h.	Contract Line Items as follows:

Line Item #	Line Item Description
1	Base - ***
2	Option 1 - GMP DS and IM DP Manufacture
3	Option 2 - DS and IM DP Stability

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

a.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

b.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS

a.	The Government encourages the contractor to pay small business subcontractors along an accelerated timetable to the maximum extent practicable. The Government recommends payment to small business subcontractors within 15 days of receipt of proper documentation.

b.	Include the substance of this article, including this paragraph (b), in all subcontracts with small business concerns.

c.	This policy does not modify the application or operation of the Prompt Payment Act.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6011 EXECUTIVE BLVD, ROOM 549C, MSC-7663

BETHESDA MD 20892-7663

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and Final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The Final performance evaluation will be prepared at the time of completion of work. In addition to the Final evaluation, Interim evaluation(s) will be prepared Annually as follows on the anniversary date of the contract.

Interim and Final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:

http://www.cpars.gov

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (January 2006)

a.	The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.	The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c.	If at any time during the performance of this contract, the Contracting Officer determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Human Subject Assurances.

(End of clause)

ARTICLE H.2. HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by NIAID, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

ARTICLE H.3. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-6 (January 2006)

Pursuant to 45 CFR part 46, Protection of Human Research Subjects, the Contractor shall not expend funds under this award for research involving human subjects or engage in any human subjects research activity prior to the Contracting Officer’s receipt of a certification that the research has been reviewed and approved by the Institutional Review Board (IRB) designated under the Contractor’s Federal-wide assurance of compliance. This restriction applies to all collaborating sites, whether domestic or foreign, and subcontractors. The Contractor must ensure compliance by collaborators and subcontractors.

(End of clause)

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Prisoners shall not be enrolled in any HHS research activities until all requirements of HHS Regulations at 45 CFR PART 46, Subpart C have been met. If a Research Subject becomes a prisoner during the period of this contract, 45 CFR PART 46, Subpart C will apply to research involving that individual.

ARTICLE H.4. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the Contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The Contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.5. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The Contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

http://grants.nih.gov/grants/guide/notice-files/not98-084.html

http://grants.nih.gov/grants/guide/notice-files/not99-107.html

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The Contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring Board shall be established and approved prior to beginning the conduct of the clinical trial.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.6. REGISTRATION AND RESULTS REPORTING FOR APPLICABLE CLINICAL TRIALS IN CLINICALTRIALS.GOV

The Food and Drug Administration Amendments Act of 2007 (FDAAA) at: http://frwebgate.access.gpo.gov/cgi-bin/ getdoc.cgi?dbname=110_cong_public_laws&docid=f:publ085.110.pdf, Title VIII, expands the National Institutes of Health’s (NIH’s) clinical trials registry and results database known as ClinicalTrials.gov and imposes new requirements that apply to specified “applicable clinical trials,” including those supported in whole or in part by NIH funds. FDAAA requires:

•	the registration of certain “applicable clinical trials” (see Definitions at: http://grants.nih.gov/ClinicalTrials_fdaaa/ definitions.htm) in ClinicalTrials.gov no later than 21 days after the first subject is enrolled; and

•	the reporting of summary results information (including adverse events) no later than 1 year after the completion date (See Definitions at link above) for registered applicable clinical trials involving drugs that are approved under section 505 of the Food, Drug and Cosmetic Act (FDCA) or licensed under section 351 of the PHS Act, biologics, or of devices that are cleared under section 510k of FDCA.

In addition, the Contractor shall notify the Contracting Officer’s Representative (COR), with the trial registration number (NCT number), once the registration is accomplished. This notification may be included in the Technical Progress Report covering the period in which registration occurred, or as a stand alone notification.

The Contractor is the Sponsor, therefore the “Responsible Party” for the purposes of compliance with FDAAA which includes registration (and results reporting, if required) of applicable clinical trial(s) performed under this contract in the Government database, ClinicalTrials.gov (http://www.ClinicalTrials.gov).

Additional information is available at: http://prsinfo.clinicaltrials.gov.

ARTICLE H.7. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

ARTICLE H.8. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.9. ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.10. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

ARTICLE H.11. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.13. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b) (October 2009)

a.	Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b.	The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

c.	The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

d.	If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/ animal_welfare).

(End of Clause)

ARTICLE H.14. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS Policy). The PHS Policy can be accessed at: http:// grants1.nih.gov/grants/olaw/references/phspol.htm

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

In addition, the research involving live vertebrate animals shall be conducted in accordance with the description set forth in the Vertebrate Animal Section (VAS) of the contractor’s technical proposal, as modified in the Final Proposal Revision (FPR), dated 08/23/2013, which is incorporated by reference.

ARTICLE H.15. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://oma.od.nih.gov/manualchapters/intramural/3044-2/

ARTICLE H.16. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE OF LABORATORY ANIMAL WELFARE (OLAW), OF [AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS AND/OR A VALID INSTITUTIONAL ANIMAL CARE AND USE COMMITTEE (IACUC) APPROVAL]. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES (e.g. COLLABORATING INSTITUTIONS, SUBCONTRACTORS, SUBGRANTEES) WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.17. OMB CLEARANCE

In accordance with HHSAR 352.201-70, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Contracting Officer’s Representative (COR) and the Contracting Officer has issued written approval to proceed. The clinical exemption will be obtained before data is collected under this contract or subcontract. NIS Manual Chapter 1825 provides additional guidance.

ARTICLE H.18. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-7, Option for Increased Quantity-Separately Priced Line Item set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in the ESTIMATED COST PLUS FIXED FEE Article in SECTION B of this contract.

ARTICLE H.19. INFORMATION AND PHYSICAL ACCESS SECURITY

A.	HHS-Controlled Facilities and Information Systems Security

a.	To perform the work specified herein, Contractor personnel are expected to have routine (1) physical access to an HHS-controlled facility; (2) physical access to an HHS-controlled information system; (3) access to sensitive HHS data or information, whether in an HHS-controlled information system or in hard copy; or (4) any combination of circumstances (1) through (3).

b.

To gain routine physical access to an HHS-controlled information system, and/or access to sensitive data or information, the Contractor and its employees shall comply with Homeland Security Presidential Directive (HSPD)-12, Policy for a Common Identification Standard for Federal Employees and

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Contractors; Office of Management and Budget Memorandum (M-05-24); and Federal Information Processing Standards Publication (FIPS PUB) Number 201; and with the personal identity verification and investigations procedures contained in the following documents:

1.	HHS-OCIO Information Systems Security and Privacy Policy (http://www.hhs.gov/ocio/policy/ #Security)

2.	HHS HSPD-12 Policy Document, v. 2.0 (http://www.whitehouse.gov/sites/default/files/omb/assets/ omb/memoranda/fy2005/m05-24.pdf)

3.	Information regarding background checks/badges (http://idbadge.nih.gov/background/index.asp)

c.	Position Sensitivity Levels:

This contract will entail the following position sensitivity levels:

[  ] Level 6: Public Trust - High Risk.  Contractor/subcontractor employees assigned to Level 6 positions shall undergo a Suitability Determination and Background Investigation (MBI).

[X] Level 5: Public Trust - Moderate Risk.  Contractor/subcontractor employees assigned to Level 5 positions with no previous investigation and approval shall undergo a Suitability Determination and a Minimum Background Investigation (MBI), or a Limited Background Investigation (LBI).

[  ] Level 1: Non-Sensitive.  Contractor/subcontractor employees assigned to Level 1 positions shall undergo a Suitability Determination and National Check and Inquiry Investigation (NACI).

d.	The personnel investigation procedures for Contractor personnel require that the Contractor prepare and submit background check/investigation forms based on the type of investigation required. The minimum Government investigation for a non-sensitive position is a National Agency Check and Inquiries (NACI) with fingerprinting. More restricted positions - i.e., those above non-sensitive, require more extensive documentation and investigation.

The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access and/or maintain a Federal Information System(s). The roster shall be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, within 14 calendar days after the effective date of the contract. The Contracting Officer shall notify the Contractor of the appropriate level of suitability investigations to be performed. An electronic template, “Roster of Employees Requiring Suitability Investigations,” is available for contractor use at: https://ocio.nih.gov/aboutus/publicinfosecurity/ acquisition/Documents/SuitabilityRoster_10-15-12.xlsx.

Upon receipt of the Government’s notification of applicable Suitability Investigations required, the Contractor shall complete and submit the required forms within 30 days of the notification.

The Contractor shall notify the Contracting Officer in advance when any new personnel, who are subject to a background check/investigation, will work under the contract and if they have previously been the subject of national agency checks or background investigations.

All contractor and subcontractor employees shall comply with the conditions established for their designated position sensitivity level prior to performing any work under this contract.

Contractors may begin work after the fingerprint check has been completed.

e.	Investigations are expensive and may delay performance, regardless of the outcome of the investigation.

  Delays associated with rejections and consequent re-investigations may not be excusable in accordance with the FAR clause, Excusable Delays - see FAR 52.249-14. Accordingly, the Contractor shall ensure that any additional employees whose names it submits for work under this contract have a reasonable chance for approval.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

f.	Typically, the Government investigates personnel at no cost to the Contractor. However, multiple investigations for the same position may, at the Contracting Officer’s discretion, justify reduction(s) in the contract price of no more that the cost of the additional investigation(s).

g.	The Contractor shall include language similar to this “HHS Controlled Facilities and Information Systems Security” language in all subcontracts that require subcontractor personnel to have the same frequency and duration of (1) physical access to an HHS-controlled facility; (2) logical access to an HHS-controlled information system; (3) access to sensitive HHS data/information, whether in an HHS-controlled information system or in hard copy; or (4) any combination of circumstances (1) through (3).

h.	The Contractor shall direct inquiries, including requests for forms and assistance, to the Contracting Officer or designee.

i.	Within 7 calendar days after the Government’s final acceptance of the work under this contract, or upon termination of the contract, the Contractor shall return all identification badges to the Contracting Officer or designee.

B.	Standard for Security Configurations, HHSAR 352.239-70, (January 2010)

a.	The Contractor shall configure its computers that contain HHS data with the applicable Federal Desktop Core Configuration (FDCC) (see http://nvd.nist.gov/fdcc/index.cfm) and ensure that its computers have and maintain the latest operating system patch level and anti-virus software level.

Note: FDCC is applicable to all computing systems using Windows XPTM and Windows VistaTM, including desktops and laptops - regardless of function - but not including servers.

b.	The Contractor shall apply approved security configurations to information technology (IT) that is used to process information on behalf of HHS. The following security configuration requirements apply: The contractor must submit monthly vulnerability scans of the IT Systems used to manage data for this contract.

c.	The Contractor shall ensure IT applications operated on behalf of HHS are fully functional and operate correctly on systems configured in accordance with the above configuration requirements. The Contractor shall use Security Content Automation Protocol (SCAP)-validated tools with FDCC Scanner capability to ensure its products operate correctly with FDCC configurations and do not alter FDCC settings - see http://nvd.nist.gov/validation.cfm. The Contractor shall test applicable product versions with all relevant and current updates and patches installed. The Contractor shall ensure currently supported versions of information technology products met the latest FDCC major version and subsequent major versions.

d.	The Contractor shall ensure IT applications designed for end users run in the standard user context without requiring elevated administrative privileges.

e.	The Contractor shall ensure hardware and software installation, operation, maintenance, update, and patching will not alter the configuration settings or requirements specified above.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

f.	The Contractor shall (1) include Federal Information Processing Standard (FIPS) 201-compliant (http:// csrc.nist.gov/publications/fips/fips201-1/FIPS-201-1-chng1.pdf), Homeland Security Presidential Directive 12 (HSPD-12) card readers with the purchase of servers, desktops, and laptops; and (2) comply with FAR Subpart 4.13, Personal Identity Verification.

g.	The Contractor shall ensure that its subcontractors (at all tiers) which perform work under this contract comply with the requirements contained in this clause.

C.	Standard for Encryption language, HHSAR 352.239-71, (January 2010)

a.	The Contractor shall use Federal Information processing Standard (FIPS) 140-2-compliant encryption (Security) Requirements for Cryptographic Module, as amended) to protect all instances of HHS sensitive information during storage and transmission. (Note: The Government has determined that HHS information under this contract is considered “sensitive” in accordance with FIPS 199, Standards for Security Categorization of Federal Information and Information Systems, dated February 2004).

b.	The Contractor shall verify that the selected encryption product has been validated under the Cryptographic Module Validation Program (see http://csrc.nist.gov/cryptval/) to confirm compliance with FIPS 140-2 (as amended). The Contractor shall provide a written copy of the validation documentation to the Contracting Officer and the Contracting Officer’s Technical Representative.

c.	The Contractor shall use the Key Management Key (see FIPS 201, Chapter 4, as amended) on the HHS personal identification verification (PIV) card; or alternatively, the Contractor shall establish and use a key recovery mechanism to ensure the ability for authorized personnel to decrypt and recover all encrypted information (see http://csrc.nist.gov/drivers/documents/ombencryption-guidance.pdf). The Contractor shall notify the Contracting Officer and the Contracting Officer’s Technical Representative of personnel authorized to decrypt and recover all encrypted information.

d.	The Contractor shall securely generate and manage encryption keys to prevent unauthorized decryption of information in accordance with FIPS 140-2 (as amended).

e.	The Contractor shall ensure that this standard is incorporated into the Contractor’s property management/ control system or establish a separate procedure to account for all laptop computers, desktop computers, and other mobile devices and portable media that store or process sensitive HHS information.

f.	The Contractor shall ensure that its subcontractors (all all tiers) which perform work under this contract comply with the requirements contained in this clause.

D.	Security Requirements For Federal Information Technology Resources, HHSAR 352.239-72, (January 2010)

a.	Applicability. This clause applies whether the entire contract or order (hereafter “contract”), or portion thereof, includes information technology resources or services in which the Contractor has physical or logical (electronic) access to, or operates a Department of Health and Human Services (HHS) system containing, information that directly supports HHS’ mission. The term “information technology (IT)”, as used in this clause, includes computers, ancillary equipment (including imaging peripherals, input, output, and storage devices necessary for security and surveillance), peripheral equipment designed to be controlled by the central processing unit of a computer, software, firmware and similar procedures, services (including support services) and related resources. This clause does not apply to national security systems as defined in FISMA.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

b.	Contractor responsibilities. The Contractor is responsible for the following:

1.	Protecting Federal information and Federal information systems in order to ensure their -

a.	Integrity, which means guarding against improper information modification or destruction, and includes ensuring information non-repudiation and authenticity;

b.	Confidentiality, which means preserving authorized restrictions on access and disclosure, including means for protecting personal privacy and proprietary information; and

c.	Availability, which means ensuring timely and reliable access to and use of information.

2.	Providing security of any Contractor systems, and information contained therein, connected to an HHS network or operated by the Contractor, regardless of location, on behalf of HHS.

3.	Adopting, and implementing, at a minimum, the policies, procedures, controls and standards of the HHS Information Security Program to ensure the integrity, confidentiality, and availability of Federal information and Federal information systems for which the Contractor is responsible under this contract or to which it may otherwise have access under this contract. The HHS Information Security Program is outlined in the HHS Information Security Program Policy, which is available on the HHS Office of the Chief Information Officer’s (OCIO) Web site.

c.	Contractor security deliverables. In accordance with the timeframes specified, the Contractor shall prepare and submit the following security documents to the Contracting Officer for review, comment, and acceptance:

1.	IT Security Plan (IT-SP) - due within 30 days after contract award. The IT-SP shall be consistent with, and further detail the approach to, IT security contained in the Contractor’s bid or proposal that resulted in the award of this contract. The IT-SP shall describe the processes and procedures that the Contractor will follow to ensure appropriate security of IT resources that are developed, processed, or used under this contract. If the IT-SP only applies to a portion of the contract, the Contractor shall specify those parts of the contract to which the IT-SP applies.

a.	The Contractor’s IT-SP shall comply with applicable Federal laws that include, but are not limited to, the Federal Information Security Management Act (FISMA) of 2002 (Title III of the E-Government Act of 2002, Public Law 107-347), and the following Federal and HHS policies and procedures:

i.	Office of Management and Budget (OMB) Circular A-130, Management of Federal Information Resources, Appendix III, Security of Federal Automation Information Resources.

ii.	National Institutes of Standards and Technology (NIST) Special Publication (SP) 800-18, Guide for Developing Security Plans for Information Systems, in form and content, and with any pertinent contract Statement of Work/Performance Work Statement (SOW/ PWS) requirements. The IT-SP shall identify and document appropriate IT security controls consistent with the sensitivity of the information and the requirements of Federal Information Processing Standard (FIPS) 200, Recommend Security Controls for Federal Information Systems. The Contractor shall review and update the IT-SP in accordance with NIST SP 800-26, Security Self-Assessment Guide for Information Technology Systems and FIPS 200, on an annual basis.

iii.	HHS-OCIO Information Systems Security and Privacy Policy.

2.

IT Risk Assessment (IT-RA) - due within 30 days after contract award. The IT-RA shall be consistent, in form and content, with NIST SP 800-30, Risk Management Guide for Information Technology Systems, and any additions or augmentations described in the HHS-OCIO Information Systems Security and Privacy Policy. After resolution of any comments provided by the Government

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

on the draft IT-RA, the Contracting Officer shall accept the IT-RA and incorporate the Contractor’s final version into the contract for Contractor implementation and maintenance. The Contractor shall update the IT-RA on an annual basis.

3.	FIPS 199 Standards for Security Categorization of Federal Information and Information Systems Assessment (FIPS 199 Assessment) - due within 30 days after contract award. The FIPS 199 Assessment shall be consistent with the cited NIST standard. After resolution of any comments by the Government on the draft FIPS 199 Assessment, the Contracting Officer shall accept the FIPS 199 Assessment and incorporate the Contractor’s final version into the contract.

4.	IT Security Certification and Accreditation (IT-SC&A) - due within 3 months after contract award. The Contractor shall submit written proof to the Contracting Officer that an IT-SC&A was performed for applicable information systems - see paragraph (a) of this clause. The Contractor shall perform the IT-SC&A in accordance with the HHS Chief Information Security Officer’s Certification and Accreditation Checklist; NIST SP 800-37, Guide for the Security, Certification and Accreditation of Federal Information Systems; and NIST 800-53, Recommended Security Controls for Federal Information Systems. An authorized senior management official shall sign the draft IT-SC&A and provided it to the Contracting Officer for review, comment, and acceptance.

a.	After resolution of any comments provided by the Government on the draft IT SC&A, the Contracting Officer shall accept the IT-SC&A and incorporate the Contractor’s final version into the contract as a compliance requirement.

b.	The Contractor shall also perform an annual security control assessment and provide to the Contracting Officer verification that the IT-SC&A remains valid. Evidence of a valid system accreditation includes written results of:

i.	Annual testing of the system contingency plan; and

ii.	The performance of security control testing and evaluation.

d.	Personal identity verification. The Contractor shall identify its employees with access to systems operated by the Contractor for HHS or connected to HHS systems and networks. The Contracting Officer’s Representative (COR) shall identify, for those identified employees, position sensitivity levels that are commensurate with the responsibilities and risks associated with their assigned positions. The Contractor shall comply with the HSPD-12 requirements contained in “HHS-Controlled Facilities and Information Systems Security” requirements specified in the SOW/PWS of this contract.

e.	Contractor and subcontractor employee training. The Contractor shall ensure that its employees, and those of its subcontractors, performing under this contract complete HHS-furnished initial and refresher security and privacy education and awareness training before being granted access to systems operated by the Contractor on behalf of HHS or access to HHS systems and networks. The Contractor shall provide documentation to the COR evidencing that Contractor employees have completed the required training.

f.	Government access for IT inspection. The Contractor shall afford the Government access to the Contractor’s and subcontractors’ facilities, installations, operations, documentation, databases, and personnel used in performance of this contract to the extent required to carry out a program of IT inspection (to include vulnerability testing), investigation, and audit to safeguard against threats and hazards to the integrity, confidentiality, and availability, of HHS data or to the protection of information systems operated on behalf of HHS.

g.	Subcontracts. The Contractor shall incorporate the substance of this clause in all subcontracts that require protection of Federal information and Federal information systems as described in paragraph (a) of this clause, including those subcontracts that -

a.	Have physical or electronic access to HHS’ computer systems, networks, or IT infrastructure; or

b.	Use information systems to generate, store, process, or exchange data with HHS or on behalf of HHS, regardless of whether the data resides on a HHS or the Contractor’s information system.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

h.	Contractor employment notice. The Contractor shall immediately notify the Contracting Officer when an employee either begins or terminates employment (or is no longer assigned to the HHS project under this contract), if that employee has, or had, access to HHS information systems or data.

i.	Document information. The Contractor shall contact the Contracting Officer for any documents, information, or forms necessary to comply with the requirements of this clause.

j.	Contractor responsibilities upon physical completion of the contract. The Contractor shall return all HHS information and IT resources provided to the Contractor during contract performance and certify that all HHS information has been purged from Contractor-owned systems used in contract performance.

k.	Failure to comply. Failure on the part of the Contractor or its subcontractors to comply with the terms of this clause shall be grounds for the Contracting Officer to terminate this contract.

(End of Clause)

Note: The NIST Special Publication SP-800-26 cited in subparagraph c.1.a.(ii) of this clause has been superseded by NIST SP 800-53A, “Guide for Assessing the Security Controls in Federal Information Systems and Organizations” for use for the assessment of security control effectiveness. See http://csrc.nist.gov/ publications/PubsSPs.html to access NIST Special Publications (800 Series).

E.	Additional NIH Requirements

1.	SECURITY CATEGORIZATION OF FEDERAL INFORMATION AND INFORMATION SYSTEMS (FIPS 199 Assessment)

a.	Information Type:

[  ] Administrative, Management and Support Information:

[X] Mission Based Information:

Biodefense - Category A Pathogens

b.	Security Categories and Levels:

Confidentiality Level:	[ ] Low	[X] Moderate	[ ] High
Integrity Level:	[ ] Low	[X] Moderate	[ ] High
Availability Level:	[ ] Low	[X] Moderate	[ ] High

Overall Level:	[ ] Low	[X] Moderate	[ ] High

c.	In accordance with HHSAR Clause 352.239-72, the contractor shall submit a FIPS 199 Assessment within 30 days after contract award. Any differences between the contractor’s assessment and the information contained herein, will be resolved, and if required, the contract will be modified to incorporate the final FIPS 199 Assessment.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

2.	INFORMATION SECURITY TRAINING

In addition to any training covered under paragraph (e) of HHSAR 352.239-72, the contractor shall comply with the below training:

a.	Mandatory Training

i.	All Contractor employees having access to (1) Federal information or a Federal information system or (2) sensitive data/information as defined at HHSAR 304.1300(a) (4), shall complete the NIH Computer Security Awareness Training course at http:// irtsectraining.nih.gov/ before performing any work under this contract. Thereafter, Contractor employees having access to the information identified above shall complete an annual NIH-specified refresher course during the life of this contract. The Contractor shall also ensure subcontractor compliance with this training requirement.

ii.	The Contractor shall maintain a listing by name and title of each Contractor/Subcontractor employee working on this contract and having access of the kind in paragraph 1.a(1) above, who has completed the NIH required training. Any additional security training completed by the Contractor/Subcontractor staff shall be included on this listing. The list shall be provided to the COR and/or Contracting Officer upon request.

b.	Role-based Training

HHS requires role-based training when responsibilities associated with a given role or position, could, upon execution, have the potential to adversely impact the security posture of one or more HHS systems. Read further guidance about “NIH Information Security Awareness and Training Policy,” at: https://ocio.nih.gov/InfoSecurity/Policy/Documents/Final-InfoSecAwarenessTrainPol.doc.

The Contractor shall maintain a list of all information security training completed by each contractor/subcontractor employee working under this contract. The list shall be provided to the COR and/or Contracting Officer upon request.

c.	Rules of Behavior

The Contractor shall ensure that all employees, including subcontractor employees, comply with the NIH Information Technology General Rules of Behavior (https://ocio.nih.gov/InfoSecurity/ training/Pages/nihitrob.aspx), which are contained in the NIH Information Security Awareness Training Course http://irtsectraining.nih.gov.

3.	PERSONNEL SECURITY RESPONSIBILITIES

In addition to any personnel security responsibilities covered under HHSAR 352.239-72, the contractor shall comply with the below personnel security responsibilities:

a.	In accordance with Paragraph (h) of HHSAR 352.239-72, the Contractor shall notify the Contracting officer and the COR within five working days before a new employee assumes a position that requires access to HHS information systems or data, or when an employee with such access stops working on this contract. The Government will initiate a background investigation on new employees assuming a position that requires access to HHS information systems or data, and will stop pending background investigations for employees that no longer work under the contract or no longer have such access.

b.	New contractor employees who have or will have access to HHS information systems or data: The Contractor shall provide the COR with the name, position title, e-mail address, and phone number of all new contract employees working under the contract and provide the name, position title and position sensitivity level held by the former incumbent. If an employee is filling a new position, the Contractor shall provide a position description and the Government will determine the appropriate position sensitivity level.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

c.	Departing contractor employees: The Contractor shall provide the COR with the name, position title, and position sensitivity level held by or pending for departing employees. The Contractor shall perform and document the actions identified in the Contractor Employee Separation Checklist (https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/ Emp-sep-checklist.pdf) when a Contractor/subcontractor employee terminates work under this contract. All documentation shall be made available to the COR upon request.

d.	Commitment to Protect Non-Public Departmental Information and Data.

The Contractor, and any subcontractors performing under this contract, shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

- 18 U.S.C. 641 (Criminal Code: Public Money, Property or Records)

- 18 U.S.C. 1905 (Criminal Code: Disclosure of Confidential Information)

- Public Law 96-511 (Paperwork Reduction Act)

Each employee, including subcontractors, having access to non-public Department information under this acquisition shall complete the “Commitment to Protect Non-Public Information - Contractor Employee Agreement” located at: https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/Nondisclosure.pdf. A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer/COR prior to performing any work under this acquisition.

4.	LOSS AND/OR DISCLOSURE OF PERSONALLY IDENTIFIABLE INFORMATION (PII) - NOTIFICATION OF DATA BREACH

The Contractor shall report all suspected or confirmed incidents involving the loss and/or disclosure of PII in electronic or physical form. Notification shall be made to the NIH Incident Response Team (IRT) via email (IRT@mail.nih.gov) within one hour of discovering the incident. The Contractor shall follow up with IRT by completing and submitting one of the applicable two forms below within three (3) work days of incident discovery:

NIH PII Spillage Report at: https://ocio.nih.gov/InfoSecurity/Policy/Documents/NIH_PII_Spillage_Proced.doc

NIH Lost or Stolen Assets Report at: https://ocio.nih.gov/InfoSecurity/Policy/Documents/ISSO_Stolen_Device-Media_Handling_Procedures.doc

5.	VULNERABILITY SCANNING REQUIREMENTS

This acquisition requires the Contractor to host an NIH webpage or database. The Contractor shall conduct periodic and special vulnerability scans, and install software/hardware patches and upgrades to protect automated federal information assets. The minimum requirement shall be to protect against vulnerabilities identified on the SANS Top-20 Internet Security Attack Targets list (http://www.sans.org/top20/?ref=3706#w1). The Contractor shall report the results of these scans to the Project Officer/COR on a monthly basis, with reports due 10 calendar days following the end of each reporting period. The Contractor shall ensure that all of its subcontractors (at all tiers), where applicable, comply with the above requirements.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.20. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)

a.	Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/sec508/standards.htm.

b.	The Section 508 standards applicable to this contract/order are identified in the Statement of Work. The contractor must provide a written Section 508 conformance certification due at the end of each contract/ order exceeding $100,000 when the contract/order duration is one year or less. If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility standards in the Product Assessment Template, remediation of the products or services to the level of conformance specified in the Contractor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

c.	In the event of a modification(s) to this contract/order, which adds new EIT products or services or revises the type of, or specifications for, products or services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products or services support Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found on the HHS Web site (http://www.hhs.gov/web/508/contracting/technology/vendors.html).

[(End of HHSAR 352.239-73(b)]

d.	Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Project Officer. Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the following schedule. Instructions for completing the report are available in the Section 508 policy on the HHS Office on Disability Web site under the heading Vendor Information and Documents. The Contractor’s failure to submit a timely and properly completed report may jeopardize the Contracting Officer’s exercising an option or adding funding, as applicable.

Schedule for Contractor Submission of Section 508 Annual Report:

[End of HHSAR 352.239-73(c)]

ARTICLE H.21. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST

The Institution (includes any contractor, public or private, excluding a Federal agency) shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under NIH contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest. 45 CFR Part 94 is available at the following Web site: : http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

As required by 45 CFR Part 94, the Institution shall, at a minimum:

a.	Maintain an up-to-date, written, enforceable policy on financial conflicts of interest that complies with 45 CFR Part 94, inform each Investigator of the policy, the Investigator’s reporting responsibilities regarding disclosure of significant financial interests, and the applicable regulation, and make such policy available via a publicly accessible Web site, or if none currently exist, available to any requestor within five business days of a request. A significant financial interest means a financial interest consisting of one or more of the following interests of the Investigator (and those of the Investigator’s spouse and dependent children) that reasonably appears to be related to the Investigator’s institutional responsibilities:

1.	With regard to any publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure and the value of any equity interest in the entity as of the date of disclosure, when aggregated, exceeds $5,000. Included are payments and equity interests;

2.	With regard to any non-publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure, when aggregated, exceeds $5,000, or when the Investigator (or the Investigator’s spouse or dependent children) holds any equity interest; or

3.	Intellectual property rights and interests, upon receipt of income related to such rights and interest.

Significant financial interests do not include the following:

1.	Income from seminars, lectures, or teaching, and service on advisory or review panels for government agencies, Institutions of higher education, academic teaching hospitals, medical centers, or research institutes with an Institution of higher learning; and

2.	Income from investment vehicles, such as mutual funds and retirement accounts, as long as the Investigator does not directly control the investment decisions made in these vehicles.

b.	Require each Investigator to complete training regarding the Institution’s financial conflicts of interest policy prior to engaging in research related to any NIH-funded contract and at least every four years. The Institution must take reasonable steps [see Part 94.4(c)] to ensure that investigators working as collaborators, consultants or subcontractors comply with the regulations.

c.	Designate an official(s) to solicit and review disclosures of significant financial interests from each Investigator who is planning to participate in, or is participating in, the NIH-funded research.

d.	Require that each Investigator who is planning to participate in the NIH-funded research disclose to the Institution’s designated official(s) the Investigator’s significant financial interest (and those of the Investigator’s spouse and dependent children) no later than the date of submission of the Institution’s proposal for NIH-funded research. Require that each Investigator who is participating in the NIH-funded research to submit an updated disclosure of significant financial interests at least annually, in accordance with the specific time period prescribed by the Institution during the period of the award as well as within thirty days of discovering or acquiring a new significant financial interest.

e.	Provide guidelines consistent with the regulations for the designated official(s) to determine whether an Investigator’s significant financial interest is related to NIH-funded research and, if so related, whether the significant financial interest is a financial conflict of interest. An Investigator’s significant financial interest is related to NIH-funded research when the Institution, thorough its designated official(s), reasonably determines that the significant financial interest: Could be affected by the NIH-funded research; or is in an entity whose financial interest could be affected by the research. A financial conflict of interest exists when the Institution, through its designated official(s), reasonably determines that the significant financial interest could directly and significantly affect the design, conduct, or reporting of the NIH-funded research.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

f.	Take such actions as necessary to manage financial conflicts of interest, including any financial conflicts of a subcontractor Investigator. Management of an identified financial conflict of interest requires development and implementation of a management plan and, if necessary, a retrospective review and mitigation report pursuant to Part 94.5(a).

g.	Provide initial and ongoing FCOI reports to the Contracting Officer pursuant to Part 94.5(b).

h.	Maintain records relating to all Investigator disclosures of financial interests and the Institution’s review of, and response to, such disclosures, and all actions under the Institution’s policy or retrospective review, if applicable, for at least 3 years from the date of final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

i.	Establish adequate enforcement mechanisms and provide for employee sanctions or other administrative actions to ensure Investigator compliance as appropriate.

j.	Complete the certification in Section K - Representations, Certifications, and Other Statements of Offerors titled “Certification of Institutional Policy on Financial Conflicts of Interest”.

If the failure of an Institution to comply with an Institution’s financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the NIH-funded research, the Institution must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will consider the situation and, as necessary, take appropriate action or refer the matter to the Institution for further action, which may include directions to the Institution on how to maintain appropriate objectivity in the NIH-funded research project.

The Contracting Officer and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Institution’s review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Institution’s determination of a financial conflict of interests. The Contracting Officer may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the Contracting Officer may decide that a particular financial conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with Part 94.6(b). The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that NIH-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an Investigator with a financial conflict of interest that was not managed or reported by the Institution, the Institution shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

ARTICLE H.22. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute for Allergies and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN272201300017C.”

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.23. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.24. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

ARTICLE H.25. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources: Final Notice,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at: http://ott.od.nih.gov/pdfs/64FR72090.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, “research tools”, “research materials”, and “research resources” are used interchangeably and have the same meaning.

a.	Sharing of Model Organisms for Biomedical Research

The plan for sharing model organisms submitted by the Contractor is acceptable. The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

b.	Transfer of Human Materials

All human materials transferred to the contractor under this contract for the purposes of research shall be accomplished in accordance with the Policy entitled, “Policy for the Transfer of Materials from NIH Intramural Laboratories,” located at: http://www.ott.nih.gov/PDFs/Policy-for-the-Transfer-of-Materials.pdf.

The contractor shall coordinate with the NCI Technology Transfer Center (see http://ttc,nci.nih.gov) [or the contracting officer will insert name and contact information of the appropriate TDC] to determine the specific terms and conditions for the human materials to be transferred. Generally, the Government and Contractor will enter into Material Transfer Agreement which stipulates the specific terms and conditions relating to the materials being transferred.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.26. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

The work being conducted under this contract may involve the possession, use, or transfer of a select agent or toxin. The contractor shall not conduct work involving a Select Agent or Toxin under this contract until it and any associated subcontractor(s) comply with the following:

For prime or subcontract awards to domestic institutions that possess, use, and/or transfer a Select Agent or Toxin under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.selectagents.gov/Regulations.html) as required, before using NIH funds for work involving a Select Agent or Toxin. No NIH funds can be used for research involving a Select Agent or Toxin at a domestic institution without a valid registration certificate.

For prime or subcontract awards to foreign institutions that possess, use, and/or transfer a Select Agent or Toxin, before using NIH funds for any work directly involving a Select Agent or Toxin, the foreign institution must provide information satisfactory to the NIAID that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 are in place and will be administered on behalf of all Select Agent or Toxin work supported by these funds. The process for making this determination includes a site visit to the foreign laboratory facility by an NIAID representative. During this visit, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agent or Toxin and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents or Toxins under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/ or transfer of select agents. Site visits to foreign laboratories are conducted every three years after the initial review. No NIH funds can be used for work involving a Select Agent or Toxin at a foreign institution without written approval from the Contracting Officer.

Prior to conducting a restricted experiment with a Select Agent or Toxin under this contract or any associated subcontract, the contractor must discuss the experiment with the Contracting Officer’s Representative (COR) and request and obtain written approval from the Contracting Officer. Domestic institutions must submit to the Contracting Officer written approval from the CDC to perform the proposed restricted experiment. Foreign institutions require review by a NIAID representative. The prime contractor must contact the COR and the NIAID Office of International Extramural Activities (OIEA) at mailto:niaidforeignawards@niaid.nih.gov for guidance on the process used by NIAID to review proposed restricted experiments. The NIAID website provides an overview of the review process at http://funding.niaid.nih.gov/researchfunding/sci/biod/pages/saconproc.aspx. The Contracting Officer will notify the prime contractor when the process is complete. No NIH funds can be used for a restricted experiment with a Select Agent or Toxin at either a domestic or foreign institution without written approval from the Contracting Officer.

Listings of HHS and USDA select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www.selectagents.gov/ and http://www.selectagents.gov/Select%20Agents%20and%20Toxins%20List.html.

For foreign institutions, see the NIAID Select Agent Award information: ( http://funding.niaid.nih.gov/researchfunding/sci/biod/pages/default.aspx ).

ARTICLE H.27. HIGHLY PATHOGENIC AGENTS

The work being conducted under this contract may involve a Highly Pathogenic Agent (HPA). The NIAID defines an HPA as a pathogen that, under any circumstances, warrants a biocontainment safety level of BSL3 or higher according to either:

1.	The current edition of the CDC/NIH Biosafety in Microbiological and Biomedical Laboratories (BMBL)(http:// www.cdc.gov/OD/ohs/biosfty/bmbl5/bmbl5toc.htm);

2.	The Contractor’s Institutional Biosafety Committee (IBC) or equivalent body; or

3.	The Contractor’s appropriate designated institutional biosafety official.

If there is ambiguity in the BMBL guidelines and/or there is disagreement among the BMBL, an IBC or equivalent body, or institutional biosafety official, the highest recommended containment level must be used.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE H.28. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm.

ARTICLE H.29. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.30. USE OF FUNDS FOR CONFERENCES, MEETINGS AND FOOD

The Contractor shall not use contract funds (direct or indirect) to conduct meetings or conferences in performance of this contract without prior written Contracting Officer approval.

In addition, the use of contract funds to purchase food for meals, light refreshments, or beverages is expressly prohibited.

ARTICLE H.31. REGISTRATION FEES FOR CONFERENCES, WORKSHOPS AND MEETINGS

A Non-Federal entity co-sponsoring a conference with an Institute/Center (IC) under a contract may charge and collect a registration fee from all participants for the purpose of defraying its portion of the expenses of the conference. Under these circumstances, the Contractor shall document that the registration fees associated with the event are being charged, collected and used solely by the co-sponsor.

Whenever possible, the Contracting Officer, prior to each conference, shall provide the Contractor with uniform assumptions of the government’s estimate of the registration fee offset to include in the costs estimate for the conference. This offset should be deducted by the Contractor from the total cost of the conference.

In addition, prior to each conference, the Contractor shall provide the following information and documentation to the Contracting Officer’s Representative (COR) and Contracting Officer:

1.	Co-sponsor’s name

2.	Conference name, location, dates, times

3.	copy of the agenda

4.	A completed ‘Contractor Pre-Conference Expense Offset Worksheet” (Attachment provided in SECTION J).

5.	After the conference is held, the Contractor shall submit a completed “Post-Conference Expense Offset Worksheet” (Attachment provided in SECTION J) to the COR and Contracting Officer.

The Contractor shall collect and maintain current and accurate accounting of collected conference fees and conference expenses. The Contractor shall immediately notify the COR and Contracting Officer, in writing, if it appears the total registration fees collected will exceed the estimated total cost of the conference. If the registration fees collected are in excess of the total actual conference expenditures, the Contractor shall return the excess funds to the Contracting Officer to be deposited as miscellaneous receipts into the U.S. Treasury. If the registration fees collected are in excess of the uniform assumptions provided by the Contracting Officer, the Contracting Officer, shall, as necessary, modify the contract price to reflect the decrease in conference costs. If the registration fees collected are less than the uniform assumptions provided by the Contracting Officer, the Contracting Officer shall, as necessary, modify the contract price to reflect the increase in conference costs.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

Although Contractors may bill for allowable conference costs as they are incurred, they may not submit a final invoice for the total costs of the conference until the “Post-Conference Expense Offset Worksheet” has been approved by the COR.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: https://www.acquisition.gov/far/. HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jan 2012	Definitions (Over the Simplified Acquisition Threshold)

52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)

52.203-7	Oct 2010	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)

52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)

52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper(Over the Simplified Acquisition Threshold)

52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)

52.204-13	Jul 2013	System for Award Management Maintenance

52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)

52.215-2	Oct 2010	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)

52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)

52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)

52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

FAR CLAUSE NO.	DATE	TITLE

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications

52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition Threshold)

52.216-7	Jun 2013	Allowable Cost and Payment

52.216-8	Jun 2011	Fixed Fee

52.219-8	Jul 2013	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)

52.219-9	Jul 2013	Small Business Subcontracting Plan (Over $650,000, $1.5 million for Construction)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $650,000, $1.5 million for Construction)

52.222-2	Jul 1990	Payment for Overtime Premium (Over the Simplified Acquisition Threshold) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Sep 2010	Equal Opportunity for Veterans ($100,000 or more)

52.222-36	Oct 2010	Affirmative Action for Workers with Disabilities

52.222-37	Sep 2010	Employment Reports on Veterans ($100,000 or more)

52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)

52.222-50	Feb 2009	Combating Trafficking in Persons

52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)

52.223-6	May 2001	Drug-Free Workplace

52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving

52.225-1	Feb 2009	Buy American Act - Supplies

52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases

52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement

52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Dec 2007	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Oct 2010	Interest (Over the Simplified Acquisition Threshold)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

FAR CLAUSE NO.	DATE	TITLE

52.232-25	Jul 2013	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Jul 2013	Payment by Electronic Funds Transfer--System for Award Management

52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $700,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over the Simplified Acquisition Threshold)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Oct 2010	Subcontracts (Over the Simplified Acquisition Threshold), Alternate I (June 2007)

52.244-5	Dec 1996	Competition in Subcontracting (Over the Simplified Acquisition Threshold)

52.244-6	Jul 2013	Subcontracts for Commercial Items

52.245-1	Apr 2012	Government Property

52.245-9	Apr 2012	Use and Charges

52.246-23	Feb 1997	Limitation of Liability (Over the Simplified Acquisition Threshold)

52.249-6	May 2004	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)

352.203-70	Mar 2012	Anti-Lobbying

352.216-70	Jan 2006	Additional Cost Principles

352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations

352.227-70	Jan 2006	Publications and Publicity

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.233-71	Jan 2006	Litigation and Claims

352.242-70	Jan 2006	Key Personnel

352.242-73	Jan 2006	Withholding of Contract Payments

352.242-74	Apr 1984	Final Decisions on Audit Findings

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 08/2013].

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

a.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE I.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.203-13, Contractor Code of Business Ethics and Conduct (April 2010).

2.	FAR Clause 52.203-14, Display of Hotline Poster(s) (December 2007).

“.....(3)  Any required posters may be obtained as follows:

Poster(s)	Obtain From”
HHS Contractor Code of Ethics and Business Conduct Poster	http://oig.hhs.gov/fraud/report- fraud/OIG_Hotline_Poster.pdf

3.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

4.	FAR Clause 52.217-7, Option for Increased Quantity - Separately Priced Line Item (March 1989).

“.....The Contracting Officer may exercise the option by written notice to the Contractor within 30 days from the government’s go decision.

5.	FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (January 2011).

“(c)   Waiver of evaluation preference.....

[    ]  Offeror elects to waive the evaluation preference.”

6.	FAR Clause 52.222-29, Notification of Visa Denial (June 2003).

7.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

8.	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

9.	FAR Clause 52.251-1, Government Supply Sources (April 2012).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.201-70, Paperwork Reduction Act (January 2006).

2.	HHSAR Clause 352.223-70, Safety and Health (January 2006).

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

3.	HHSAR Clause 352.231-70, Salary Rate Limitation (August 2012).

Note:    P.L. 112-74 sets forth the Salary Rate Limitation at the Executive Level II Rate, effective December 23, 2011.

See the following Web site for Executive Schedule rates of pay:  http://www.opm.gov/oca/ .

(For current year rates, click on Salaries and Wages/Executive Schedule/Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages/select Another Year at the top of the page/Executive Schedule/Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

4.	HHSAR Clause 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (January 2001).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

1.	NIH(RC)-11, Research Patient Care Costs (4/1/84).

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (February 2012)

a.	The Contractor shall update the information in the Federal Awardee Performance and Integrity Information System (FAPIIS) on a semi-annual basis, throughout the life of the contract, by posting the required information in the Central Contractor Registration database at https://www.acquisition.gov.

b.	As required by section 3010 of the Supplemental Appropriations Act, 2010 (Pub. L. 111-212), all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available. FAPIIS consists of two segments--

1.	The non-public segment, into which Government officials and the Contractor post information, which can only be viewed by--

i.	Government personnel and authorized users performing business on behalf of the Government; or

ii.	The Contractor, when viewing data on itself; and

2.	The publicly-available segment, to which all data in the non-public segment of FAPIIS is automatically transferred after a waiting period of 14 calendar days, except for--

i.	Past performance reviews required by subpart 42.15;

ii.	Information that was entered prior to April 15, 2011; or

iii.	Information that is withdrawn during the 14-calendar-day waiting period by the Government official who posted it in accordance with paragraph (c)(1) of this clause.

c.	The Contractor will receive notification when the Government posts new information to the Contractor’s record.

1.	If the Contractor asserts in writing within 7 calendar days, to the Government official who posted the information, that some of the information posted to the non-public segment of FAPIIS is covered by a disclosure exemption under the Freedom of Information Act, the Government official who posted the information must within 7 calendar days remove the posting from FAPIIS and resolve the issue in accordance with agency Freedom of Information procedures, prior to reposting the releasable information. The contractor must cite 52.209-9 and request removal within 7 calendar days of the posting to FAPIIS.

2.	The Contractor will also have an opportunity to post comments regarding information that has been posted by the Government. The comments will be retained as long as the associated information is retained, i.e., for a total period of 6 years. Contractor comments will remain a part of the record unless the Contractor revises them.

3.	As required by section 3010 of Pub. L. 111-212, all information posted in FAPIIS on or after April 15, 2011, except past performance reviews, will be publicly available.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

d.	Public requests for system information posted prior to April 15, 2011, will be handled under Freedom of Information Act procedures, including, where appropriate, procedures promulgated under E.O. 12600.

(End of clause)

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

c.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated September 10, 2013, 11 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (8/12), 6 pages.

3. Inclusion Enrollment Report

Inclusion Enrollment Report, PHS 398/2590, (Rev. 6/09), 1 page. Located at: http://grants.nih.gov/grants/funding/phs398/enrollmentreport.pdf

4. Inclusion Table

Inclusion Table (Formerly Annual Technical Progress Report Format for Each Study), April, 1998, 1 page. Located at: http://grants.nih.gov/grants/funding/women_min/InclusionOld_Form.pdf

5. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.

6. Research Patient Care Costs

Research Patient Care Costs, NIH(RC)-11, 4/1/84, 1 page.

7. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

8. Commitment To Protect Non-Public Information

Commitment To Protect Non-Public Information, 1 page. Located at: https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/Nondisclosure.pdf

9. Roster of Employees Requiring Suitability Investigations

Roster of Employees Requiring Suitability Investigations, 1 page. Excel file located at: https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/SuitabilityRoster_10-15-12.xlsx

10. Employee Separation Checklist

Employee Separation Checklist, 1 page. Fillable PDF format located at: https://ocio.nih.gov/aboutus/publicinfosecurity/acquisition/Documents/Emp-sep-checklist.pdf

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

11. Conference Expense Offset Worksheets

Contractor Pre-Conference Expense Offset Worksheet, dated 3/2008, 1 page. Located at: http://oamp.od.nih.gov/ DGS/FORMS/Pre-Conf-worksheet.pdf

Post Conference Expense Offset Worksheet, dated 3/2008, 2 pages. Located at: http://oamp.od.nih.gov/DGS/ FORMS/Post-Conf-worksheet.pdf

Contract Number : HHSN272201300017C

“Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.”

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located in the Online Representations and Certifications Application (ORCA) at The System for Acquisition Mangement (SAM) website (http:// www.sam.gov). This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the Contractor’s proposal.

2.	NIH Representations & Certifications, dated 08/16/2013

4.	Human Subjects Assurance Identification Number FWA00011741.

5.	Animal Welfare Assurance Number Pending.

END of the SCHEDULE

(CONTRACT)